Exhibit 99.4

Reply To:	Richard B. Wong *
Direct Line:	(604) 602-4216
E-Mail:	rbwong@thor.ca

July 8, 2025

Consent of Thorsteinssons LLP

We hereby consent to the reference to our name on the face page and under the headings “Documents Filed as Part of the U.S. Registration Statement” and “Legal Matters,” and to the reference to our name and use of our opinions under the headings “Eligibility for Investment” and “Certain Canadian Federal Income Tax Considerations,” in the prospectus supplement dated July 8, 2025 relating to the issuance by VERSES AI Inc. of units, which forms part of the Registration Statement on Form F-10 (File No. 333-282301).

In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

“Thorsteinssons LLP”

* PRACTISING THROUGH A PROFESSIONAL CORPORATION